          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                 EXHIBIT 10.19

                    DRUGABUSE SCIENCES, INC. SUPPLY AGREEMENT

         This Supply Agreement is made and entered into effective on and as of June 9, 2000 by and between the Pharmaceutical Group of Mallinckrodt Inc. ("Mallinckrodt") and DrugAbuse Sciences ("DAS").

         WHEREAS, DAS has need of a certain compound known as Naltrexone Base Anhydrous (hereinafter "Product") and is desirous of having Product manufactured and supplied by Mallinckrodt on the conditions set forth herein; and

         WHEREAS, Mallinckrodt currently manufactures and markets Product and is capable and desirous of undertaking the supply of Product for DAS in accordance with the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the promises, covenants and representations of the parties set forth herein, and other good and sufficient consideration receipt of which is hereby acknowledged, DAS and Mallinckrodt agree as follows:

         1.   SUPPLY OF PRODUCT.

              (a) For the consideration provided herein and in accordance with all terms, conditions, representations and warranties set forth herein, and for the term hereof, Mallinckrodt will provide DAS with such amounts of Product as DAS shall request. DAS agrees that it shall purchase at least [******] of its requirements for Product from Mallinckrodt hereunder during every Contract Year during the term of this Agreement. For purposes of the preceding sentence "Contract Year" shall mean (i) for the first year of this Agreement, the period beginning on June 9, 2000 and ending on June 30, 2001, and (ii) for each year thereafter during the term of this Agreement, the twelve (12) month period beginning on July 1 and ending on June 30. All Product supplied hereunder shall be manufactured by Mallinckrodt strictly in accordance with the Specifications (defined below) and current Good Manufacturing Practices ("cGMP") as determined by the United States Food and Drug Administration ("FDA") using the manufacturing process described in Mallinckrodt's Drug Master File. If and as applicable, Mallinckrodt shall comply with the cGMP of those countries outside the United States represented on Exhibit B.

              (b) The specifications for Product (including, without limitation, specifications for all components and raw materials, whether active or inactive) are described on Exhibit A attached hereto ("Specifications").

              (c) Notwithstanding anything to the contrary herein and if, for any Contract Year after the first Contract Year of this Agreement, Mallinckrodt is unable to supply DAS with such quantities of Product as DAS shall order hereunder, the minimum amount of Product that Mallinckrodt shall be obligated to supply to DAS in any given Contract Year thereafter, shall be that amount of Product ordered by DAS in any such subsequent Contract Year which represents the [******] sold by Mallinckrodt to all unaffiliated parties and to other Mallinckrodt business

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              units in such subsequent Contract Year as the [******] in the immediately previous Contract Year bears to the [******] of all forms of [******] to all [******] and to [******] business units in such immediately previous Contract Year.

    2.   RAW MATERIALS.

         Subject to the provisions of Section 4 below, all raw materials and other resources required in connection with the production of Product to be supplied hereunder shall be provided by Mallinckrodt [******].

    3.   QUALITY CONTROL.

         (a) Mallinckrodt will take all steps reasonably necessary to ensure that it has the facilities, equipment, instrumentation, resources and trained personnel to provide all raw materials, in-process and product assays, analysis and other testing (including preparing, submitting and maintaining a foreign Drug Master File for Product if required by DAS), as compliance with cGMP standards, other FDA standards, or the standards of the regulatory agencies of European countries listed in Exhibit B may require in connection with Mallinckrodt's supply of Product. Mallinckrodt shall provide a complete certificate of analysis for each lot of Product supplied hereunder at the time of shipment.

         (b) Mallinckrodt shall maintain complete and accurate documentation of all validation data, stability testing data, batch records, quality control and laboratory testing and any other data required under cGMP or other FDA requirements or the requirements of the regulatory agencies of European countries listed in Exhibit B in connection with the supply of Product hereunder.

         (c) Mallinckrodt warrants that it will not engage in any act which causes any packaged and labeled Product produced by Mallinckrodt to become adulterated or misbranded, and agrees that such Product will not be adulterated or misbranded, within the meaning of the federal Food, Drug and Cosmetic Act, as amended, when Product is delivered to DAS.

         (d) Mallinckrodt agrees to inform DAS of any significant changes related to the Product Drug Master File ("DMF") that would required a NDA supplement from DAS, and Mallinckrodt agrees to continue to supply unmodified Product to DAS as ordered under the terms of and subject to the conditions and limitations of this Agreement for a maximum of two (2) years after DAS is informed in writing of the new DMF change filing with all applicable regulatory agencies.

    4.   COMPENSATION SERVICES PERFORMED BY MALLINCKRODT.

         (a) For each kilogram of Product supplied hereunder produced in accordance with the requirements hereof, DAS shall pay Mallinckrodt, for Product to

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              be produced and delivered in any particular Contract Year during the term hereof; as follows (the "Product Price"):

              (i)   [******]

              (ii)  [******] and

              (iii) [******]; for the sake of clarity, this means that if, for example, [******]

              The Product Price set forth in the immediately preceding sentence shall be firm through the first Contract Year ending on June 30, 2001, the date of June 30 (since it is the end of every Contract Year during the term hereof) being hereinafter referred to as the "Adjustment Date." From and after the Adjustment Date, the Product Price shall be adjusted upward or downward (as the case may be) to reflect actual increases or decreases in the cost to Mallinckrodt of all raw materials, directly associated regulatory compliance costs and all directly allocated labor (all of which costs are hereinafter referred to at "Product Costs"), in accordance with the following procedures; provided, however, that if the Product Price increases in any year by more than [******] Mallinckrodt agrees that DAS can hire, at its own expense, an independent third party to audit Mallinckrodt's books and records to determine whether Mallinckrodt's increase in the Product Price complies with the terms of this Agreement. Within [******] prior to the end of each Contract Year hereunder during the term hereof, Mallinckrodt will notify DAS in writing of the amount by which its Product Costs hereunder have increased or decreased during the immediately preceding Contract Year period and the adjusted Product Price to be charged for the Contract Year [******] just commenced as a consequence of such increases or decreases ("Annual Adjustment Notice"). The amount of any increase or decrease in the Product Price as set forth in any Annual Adjustment Notice shall be effective for all Product invoiced by Mallinckrodt to DAS in accordance herewith during the Contract Year for which such Annual Adjustment Notice is issued.

         (b) At the time of shipment by Mallinckrodt to DAS of any lot of Product hereunder, Mallinckrodt shall submit to DAS an invoice setting forth the total amount of Product being shipped to DAS and the amount due to Mallinckrodt under subscate of analysis and a certification that the Product for which DAS is being billed has been produced fully in conformance with applicable Specifications, cGMP and the requirements hereof. Any such invoice shall be payable by DAS in United States dollars [******].

    5.   FORECASTS, ORDER PLACEMENT AND DELIVERY.

         (a) Three (3) months prior to anticipated manufacture of Product, Mallinckrodt will notify DAS in writing of the anticipated manufacture date. No less than [******] prior to the anticipated manufacture date that has been provided by Mallinckrodt to DAS in accordance with the preceding sentence, [******] (in accordance with the requirements and procedures hereof) all Product required by DAS for the [******] following such anticipated manufacture date. DAS may specify that Product shall be delivered monthly along with the amounts to be so delivered, or according to any reasonable alternative schedule, and Mallinckrodt shall deliver Product according to such schedule and in the quantities specified.

         (b) Product shall be ordered by DAS only in writing. Mallinckrodt will not accept verbal orders of any kind for the production of Product. Any written work order will contain the following information: (i) the precise quantity of Product desired and required delivery dates (consistent with subsection (a) set forth immediately above), (ii) the anticipated shipping destination for Product and (iii) such other information as DAS wishes to

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              provide or that Mallinckrodt might find necessary or useful in completing a specific work order.

         (c) Product shall be delivered F.O.B. North American shipping destination (with the specific destination to be determined by DAS), freight prepaid by Mallinckrodt, no earlier than three (3) days prior to the requested delivery date, and no later than the delivery date. Mallinckrodt will be responsible to make such arrangements regarding the shipping of Product to designated destinations as DAS shall reasonably request.

    6.   ACCEPTANCE AND REJECTIONS AND RECALLS.

         (a) If DAS reasonably determines that any Product is defective in material or workmanship, not in conformance with applicable Specifications, is adulterated or misbranded, or is otherwise not in conformity with this Supply Agreement (Product meeting any or all of such circumstances hereinafter referred to as a "Defective Product"), then (DAS), in addition to any other rights it may have under this Supply Agreement, may reject and return any such Products to Mallinckrodt. At the time of any such rejection, DAS shall provide Mallinckrodt with a written notice describing in detail the circumstances surrounding the rejection and DAS' reasons therefor. If DAS rejects any such Products it will, at Mallinckrodt's option, either return them to Mallinckrodt or destroy or dispose of them in the least expensive and most environmentally sound manner. In any event, Mallinckrodt shall be responsible for the costs of any such return, destruction or disposal. It is understood that DAS' sole remedies hereunder in the event of a Defective Product it has rejected will either be
              (i) the replacement by Mallinckrodt of rejected Products that have either been returned or destroyed with Products that are not Defective Products or (ii) a full refund of any amount paid hereunder by DAS for such Defective Products, including all reasonable transportation and testing costs.

         (b) Any Product received by DAS from Mallinckrodt that has not been rejected by DAS within sixty (60) days after receipt shall be deemed to have been accepted, except where such Product contains a nonconformity that was not discovered by DAS after reasonable inspection, in which case DAS shall have an additional sixty (60) days after it discovers such nonconformity within which to reject such Product according to the procedures set forth in Section 6(a) above.

         (c) If DAS reasonably decides to or is required to initiate a product recall, withdrawal or field correction with respect to, or if there is any governmental seizure of, its products containing any Product supplied hereunder which action is due, in whole or in part, to (i) a failure of any of the Product manufactured by Mallinckrodt hereunder to conform to applicable Specifications (including, without limitation, it being adulterated or misbranded), or any warranty or other requirement set forth in this Supply Agreement, (ii) the failure by Mallinckrodt to comply in all material respects with any applicable law, rule, regulation, standard, court order or decree or (iii) the negligent or intentional wrongful act or omission of Mallinckrodt in connection with the production of Product hereunder, DAS will notify Mallinckrodt promptly of the details regarding such action, including providing copies of all relevant documentation concerning such action. Mallinckrodt will fully cooperate with and use diligent efforts to assist DAS in investigating any such situation. All regulatory contacts that are made and all activities concerning seizure, recall, withdrawal or field correction will be coordinated by DAS and Mallinckrodt. The costs of the same shall be apportioned as set forth below.

         (d) If any such recall, withdrawal, field correction or seizure occurs due solely to (i) a failure of any Product sold by Mallinckrodt hereunder to conform to applicable Specifications (including, without limitation, it being adulterated or misbranded) or any warranty or other requirement set forth in this Supply Agreement,
              (ii) the failure by Mallinckrodt to comply in all material respects with any applicable law, rule, regulation, standard, court order or decree or (iii) the negligent or intentional wrongful act or omission of Mallinckrodt in connection with the production of Product hereunder, then Mallinckrodt shall bear the full cost and expense of any such seizure, recall, withdrawal or field correction. If any such recall, withdrawal, field correction or seizure occurs due solely to (i) any pharmaceutical product manufactured, sold or distributed by DAS that contains Product failing to conform to its applicable specifications (including, without limitation, it being adulterated or misbranded) or otherwise being defective, (ii) the failure of DAS to comply in all material respects with any applicable law, rule, regulation, standard, court order or decree or (iii) the negligent or intentional wrongful act or omission of DAS, then DAS shall bear the full cost and expense of any such seizure, recall, withdrawal or field correction, If both Mallinckrodt and DAS contribute to the cause of a seizure, recall, withdrawal or field correction, the cost and expenses thereof will be shared in proportion to each party's contribution to the problem.

    7.   REGULATORY COMPLIANCE.

         (a) Mallinckrodt will comply in all material respects with all federal, state and local laws, regulations and standards applicable to production by Mallinckrodt and its performance of its obligations hereunder, and will also use best efforts to comply with any applicable laws, regulations and standards of those European countries set forth on Exhibit B.

         (b) Mallinckrodt will promptly furnish DAS with pertinent portions of all FDA (or other applicable regulatory authority) inspection reports and related correspondence directly related to and affecting its performance hereunder as and when such reports and correspondence become available to Mallinckrodt.

         (c) Mallinckrodt will notify DAS immediately upon receipt of, and promptly provide DAS a copy of, the relevant portions of any warning (including any FDA Form 483), citation, notice, indictment, claim, lawsuit or proceeding issued or instituted by any federal, foreign, state or local governmental entity or agency against Mallinckrodt or any of its affiliates or of any revocation of any license or permit issued to Mallinckrodt or any of its affiliates, to the extent that any such occurrence relates to Mallinckrodt's performance hereunder.

    8.   CERTAIN REPRESENTATIONS AND WARRANTIES OF MALLINCKRODT.

         (a) Mallinckrodt represents and warrants that all Product sold hereunder will (i) be produced in full compliance with cGMPs applicable to the Product, and (ii) will meet all Specifications, and (iii) will have a minimum shelf-life of twenty-four (24) months after the date of delivery to DAS (i.e., that Product during the entire shelf-life will comply with the Specifications). Upon request from DAS, Mallinckrodt will provide to DAS all data it has collected concerning the shelf-life of the Product beyond the twenty-four (24) month period referenced above.

         (b) Mallinckrodt represents and warrants that there is no claim, suit, proceeding or investigation pending or, to the knowledge of Mallinckrodt, threatened against Mallinckrodt or any of its affiliates which might prevent or interfere with Mallinckrodt's performance under this Supply Agreement.

         (c) Mallinckrodt represents and warrants to DAS that Product sold hereunder by Mallinckrodt will not be:

              (i) in violation of Sections 5 or 12 of the Federal Trade Commission Act or improperly labeled under applicable Federal Trade Commission Trade Practice Rules, or other similar European laws (for the countries set forth on Exhibit B), as and to the extent applicable hereunder,

              (ii) adulterated or misbranded within the meaning of the federal Food, Drug and Cosmetic Act, as amended, within the meaning of any regulations of any Regulatory Agency of European countries listed in Exhibit B or any state or municipal law in which the definition of adulteration and misbranding are substantially identical to those contained in the United States Federal Food, Drug and Cosmetic Act, or articles which may not under the provisions of Sections 404 or 505 of said Act be introduced into interstate commerce or which may not under similar provisions of any foreign, state or municipal law be introduced into commerce,

              (iii) manufactured or sold in violation of the federal Controlled
                    Substances Act, as amended, or any substantially similar legislation of applicable European country (for the countries set forth on Exhibit B) or state law,

              (iv) manufactured or sold in violation of any of the provisions of the Fair Labor Standards Act of 1938, as amended,

              (v) manufactured or sold in violation of The Occupational Safety and Health Act of 1970, as amended,

              (vi) manufactured in violation of any applicable federal, state or local environmental law or regulation, or

              (vii) manufactured in violation of any agreement (commercial or otherwise), judgment, order or decree to which Mallinckrodt is a party.

         (d) Mallinckrodt certifies that neither it nor any of its affiliates nor any member of their staff has been disqualified or debarred by the FDA, or any other domestic regulatory authority, or any other applicable regulatory agency of any of the European countries set forth in Exhibit B for any purpose.

         (e) Mallinckrodt warrants and represents that neither it nor any of its affiliates nor any member of their staff have been charged with or convicted under federal law, or other applicable laws of the European countries set forth in Exhibit B, for conduct relating to the development or approval, or otherwise relating to the regulation of any drug product under the Generic Drug Enforcement Act of 1992 or any other relevant statute, law or regulation.

         (f) Mallinckrodt hereby represents and warrants that: Mallinckrodt has all rights and licenses necessary to manufacture and sell the Product to DAS.

         (g) EXCEPT AS SET FORTH ABOVE IN THIS SECTION 8, MALLINCKRODT MAKES NO OTHER WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, CONCERNING ITS PERFORMANCE HEREUNDER, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO "PRODUCT." UNDER NO CIRCUMSTANCES WILL MALLINCKRODT BE LIABLE HEREUNDER FOR CONSEQUENTIAL, INDIRECT, EXEMPLARY OR SPECIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), WHETHER OR NOT IN ANY PARTICULAR

          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              CIRCUMSTANCE SUCH DAMAGES ARE FORESEEABLE AND WHETHER OR NOT MALLINCKRODT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

    9.   FACILITY ACCESS.

         DAS, through its employees, consultants or other representatives will have the right during normal business hours and at a time mutually agreed to inspect Mallinckrodt's manufacturing operations to determine whether or not Mallinckrodt is complying in all respects with its obligations hereunder. DAS warrants that all such inspections and audits shall be carried out in a manner calculated not to unreasonably interfere with Mallinckrodt's conduct of business and to insure the continued confidentiality of Mallinckrodt's business and technical information. Further, DAS agrees to comply with all of Mallinckrodt's safety and security requirements during any visits to the Mallinckrodt facilities. Following an inspection which will in any way affect the production of Product for supply to DAS by the FDA or any other European Community authority (as set forth on Exhibit B), Mallinckrodt will notify DAS in writing of any material issues that may be pertinent to the supply of Product to DAS. The parties agree to cooperate in good faith and engage in an active dialogue in an effort to resolve any issues resulting from any such inspections.

    10.  FORCE MAJEURE.

         Neither party to this Supply Agreement shall be liable for or be in breach of any provision hereof for any failure or delay on its part to perform any obligation (other then the obligation to make payments when due) under any provision of this Supply Agreement because of an event of "force majeure," including, but not limited to, any act of God, fire, flood, explosion, unusually severe weather, war, insurrection, riot, sabotage, labor unrest, strikes or work stoppages or any other cause whatsoever, whether similar or dissimilar to those enumerated herein, beyond any reasonable possibility of control of such party, if and only if the party affected shall have used all reasonable efforts under the circumstances to avoid such occurrence and to remedy it promptly if it shall have occurred. If an event of force majeure causes a failure or delay in performance hereunder by Mallinckrodt for more than one hundred eighty (180) continuous days, DAS, at its option, may (i) terminate this Supply Agreement effective upon written notice to Mallinckrodt or (ii) may extend the delivery or performance period by the amount of time during which such delivery or performance was omitted or delayed.


    11.  RELATIONSHIP OF PARTIES.

         For all purposes hereof, Mallinckrodt shall be deemed to be an independent contractor and this Supply Agreement shall not create an agency, partnership, joint venture, or employer/employee relationship between DAS and Mallinckrodt, and nothing hereunder shall be deemed to authorize either party hereto to act for, represent or bind the other or any of its affiliates except as expressly provided in this Supply Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    12.  CONFIDENTIALITY.

         (a) DAS and Mallinckrodt shall maintain in confidence and not use or disclose to any third party, except as is specifically contemplated herein or is otherwise necessary to perform their respective obligations under this Supply Agreement, and then only on a confidential basis satisfactory to both parties, any information, including without limitation business and technical information, experience or data regarding any facility, programs, laboratories, processes, products, costs, equipment operation or customers, relating to the manufacture or sale of Product hereunder. The foregoing obligations of confidentiality and non-use shall survive the termination or expiration of this Supply Agreement for a period of five (5) years. Nothing herein shall prevent either party from disclosing any information required by statute or governmental regulations to be disclosed in a judicial or administrative proceeding, after the disclosing party has been given a reasonable opportunity, to the extent possible, to pursue all legal remedies for maintaining such information in confidence, or from using information which (i) has been published or has become part of the public domain other than by acts, omissions or fault of such party, (ii) was lawfully received by such party from a third party free of any obligation of confidence to such third party, (iii) or a party can demonstrate from its records was already in its possession prior to receipt thereof, directly or indirectly, from the other party. The party asserting the applicability of one of the exclusions from the obligation of confidentiality set forth in the immediately preceding sentence shall have the burden of proving the applicability of any such exclusion in any particular circumstance.

         (b) Each party acknowledges that any breach by it of the confidentiality obligations set forth in this Section 12 would cause the other party irreparable harm for which compensation by monetary damages would be inadequate and, therefore, the party that has been harmed by any such breach shall have the right to an injunction or decree for specific performance, in addition to any other rights and remedies such party may have at law or in equity.

         (c) Upon any termination of this Agreement, each recipient party will promptly return or destroy, at the discretion of the disclosing party, any confidential information of the disclosing party.

    13.  INDEMNIFICATION.

         (a) Subject to the provisions of Section 8(g) hereof, Mallinckrodt (on behalf of itself and its affiliates) hereby agrees to indemnify, defend and hold harmless DAS and its affiliates from and against any and all demands, claims, actions, causes of action, assessments, losses, damages, injuries, liabilities, costs and expenses, including without limitation, interest, penalties and reasonable attorneys' fees and expenses (collectively

          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



              "Damages") asserted against, resulting to, imposed upon or incurred by DAS or its affiliates, directly or indirectly related to, arising out of or resulting from:

              (i) any breach or failure of any of the representations, warranties and covenants of Mallinckrodt contained herein, including (without limitation) any breach or failure by Mallinckrodt to perform any obligations contained herein, and

              (ii) any failure of Mallinckrodt to observe or comply in all material respects with any laws, rules or regulations for which and to the extent Mallinckrodt has promised compliance hereunder.

         (b) DAS hereby agrees to indemnify, defend and hold harmless Mallinckrodt and any of its affiliates from and against any and all Damages asserted against, resulting to, imposed upon or incurred by Mallinckrodt, directly or indirectly related to, arising out of or resulting from:

              (i) any breach or failure of any of the representations, warranties and covenants of DAS contained herein,

              (ii) any failure of DAS to observe or comply in all material respects with any laws, rules or regulations directly related to DAS' performance hereunder, and

              (iii) DAS' or DAS' agents', distributors' or customers' use, processing, transportation possession, disposal or sale of any dosage Product manufactured by DAS, and whether used alone or in combination with any other material.

         (c) In the event of any claim being made against a party (the "Indemnified Party"), which triggers the indemnity obligations of the other party (the "Indemnifying Party") as set forth above, such indemnification shall be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit, the Indemnifying Party shall have the right to defend, contest, or otherwise protect against any such claim or suit, including by way of settlement and release, at its own expense and cost. The Indemnifying Party shall be entitled to sole control of the defense and settlement of any such claim or suit, and the Indemnified Party shall cooperate and provide such assistance as the Indemnifying Party may reasonably request in connection with the defense of the matter subject to indemnification.

    14.  TERM AND TERMINATION.

         (a) Unless sooner terminated in accordance herewith, the initial term of this Supply Agreement shall be for a period commencing on June 9, 2000 and ending June 30, 2005, and shall automatically be renewed for additional one (1) year terms thereafter unless either party shall give written notice to the other, at least six (6) months prior to the end of the initial term or any renewal term, that it does not wish the Supply Agreement to be renewed for an additional one (1) year period.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         (b) In addition to any other right of termination specifically provided for hereunder, this Supply Agreement may be terminated by either party for cause upon written notice to the other. For purposes of the preceding sentence, "cause" shall mean (without limitation):

              (i) any material breach of this Agreement by a party which shall go uncorrected for a period of thirty (30) days after written notice of such breach has been given to the defaulting party,

              (ii) the institution by a party of voluntary proceedings in bankruptcy or under any insolvency law or law for the relief of debtors,

              (iii) the making by a party of an assignment for the benefit of creditors or any dissolution or liquidation,

              (iv) the filing of an involuntary petition under any bankruptcy or insolvency law against a party, unless such petition is dismissed or set aside within sixty (60) days from the of its filing, or

              (v) the appointment of a receiver or trustee for the assets or business of a party, unless such appointment is dismissed or set aside within sixty (60) days from the date of such appointment.

         (c) The representations and warranties of the parties hereunder, covenants which by their terms have effect after the termination or expiration hereof, and the parties' indemnification and confidentiality obligations shall survive termination or expiration of this Supply Agreement.

         (d) In the event of any termination or expiration of this Supply Agreement, for any reason, Mallinckrodt shall (i) notwithstanding the effective date of any termination or the expiration, as the case may be, complete any orders for Product that were made by DAS and accepted by Mallinckrodt prior to such date, and DAS shall pay Mallinckrodt for any Product produced in accordance with such orders at the then applicable Product Price in effect on the effective date of termination hereunder or expiration (as the case may be). No less than thirty (30) days prior to the effective date of termination or expiration (as the case may be), DAS shall have the option to place an estimated order (+/- 20%) for all Product required for the twelve (12) month period following the effective date of termination or expiration (as the case may be) to be shipped according to Section 5c; provided that, Mallinckrodt shall not be required to accept all or any portion of such orders in the event this agreement has been terminated by Mallinckrodt pursuant to Section 14(b).

    15.  REMEDIES CUMULATIVE.

         The remedies provided in this Supply Agreement shall be cumulative and shall not preclude assertion by any party hereto of any other rights (whether legal or equitable in nature) or the seeking of any other remedies against party other party hereto.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    16.  BINDING EFFECT AND ASSIGNMENT.

         This Supply Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns; provided, however, that neither party shall, without the prior written consent of the other party, assign or transfer any of its rights, benefits, obligations, or other interest under this Supply Agreement to any other party, except that, without seeking consent of the other party, either party may assign this Supply Agreement to any entity or person it controls, it is controlled by or is under common control with, or to any entity or person that acquires all or substantially all of its stock, assets or business or acquires that portion of its business to which this Supply Agreement relates, whether by merger, acquisition, sale or otherwise.

    17.  NOTICE.

         All notices, consents, approvals or other notifications required to be sent by one party to the other party hereunder shall be in writing and shall be deemed served upon the other party if delivered by hand or sent by United States registered or certified mail, postage prepaid, with return receipt requested, or by facsimile, or air courier, addressed to such other party at the address set out below, or the last address of such party as shall have been communicated to the other party. If a party changes its address, written notice shall be given promptly to the other party of the new address. Notice shall be deemed given on the day it is sent (in the case of delivery by method other than hand delivery) or the date of delivery (in the case of delivery by hand) in accordance with the provisions of this paragraph. The addresses for notices are as follows:

                  If to Mallinckrodt:

                           Mallinckrodt Inc.
                           c/o Pharmaceuticals Group
                           675 McDonnell Boulevard
                           Hazelwood, Missouri  63042
                           Attn:  Pat E. Cunningham
                                  Vice President Pharmaceuticals Group

                  with a copy to:

                           Mallinckrodt Inc.
                           675 McDonnell Boulevard
                           Hazelwood, Missouri  63042
                           Attn:  C. Stephen Kriegh
                                  Staff Vice President

                  If to DAS:

                           DrugAbuse Sciences
                           330 Distel Circle, Suite 150
                           Los Altos, CA  94022
                           Attn:  Philippe Pouletty,
                                  Chairman and Chief Executive Officer
                           Telephone:  (650) 417-2300
                           Fax:  (650) 417-2400

    18.  GOVERNING LAW AND JURISDICTION.

         This Agreement shall be governed by and construed in accordance with the substantive and procedural laws (as opposed to the conflicts of law provisions) of the State of New York.

    19.  WAIVER.

         The failure by any party to exercise any of its rights hereunder or to enforce any of the terms or conditions of this Supply Agreement on any occasion shall not constitute or be deemed a waiver of that party's rights thereafter to exercise any rights hereunder or to enforce each and every term and condition of this Supply Agreement.

    20.  MODIFICATIONS.

         This Supply Agreement may not be amended or modified except by a writing specifically referring to this Supply Agreement and executed by duly authorized representatives of both parties. The obligations of the parties are governed by the terms and conditions of this Supply Agreement and none of the general terms and conditions of any DAS purchase order or any Mallinckrodt acknowledgment or any substantially similar documents of either party will in any case be controlling or supersede the provisions hereof.

    21.  SEVERABILITY.

         A determination that any portion of this Supply Agreement is unenforceable or invalid shall not affect the enforceability or validity of any of the remaining portions hereof or of this Supply Agreement as a whole. In the event that any part of any of the covenants, sections or provisions herein may be determined by a court of law or equity to be overly broad or against applicable precedent or public policy, thereby making such covenants, sections or provisions invalid or unenforceable, the parties shall attempt to reach agreement with respect to a valid and enforceable substitute for the deleted provisions, which shall be as close in its intent and effect as possible to the deleted portions.

    22.  HEADINGS.

         The parties agree that the section and article headings are inserted only for ease of reference, shall not be construed as part of this Supply Agreement, and shall have no effect upon the construction or interpretation of any part hereof.

    23.  COUNTERPARTS.

         This Supply Agreement may be executed in several counterparts, and each executed counterpart shall be considered an original of this Supply Agreement.

    24.  ENTIRE AGREEMENT.

         This Supply Agreement represents the entire agreement and understanding of the parties hereto with respect to its subject matter and supersedes any and all prior agreements, understanding or discussions, whether written or oral, between the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Supply Agreement to be executed as of the day and year first above written.

                                        MALLINCKRODT INC.
DRUGABUSE SCIENCES, INC.                Pharmaceuticals Group

By:      /s/ Philippe Pouletty          By:      /s/ Pat E. Cunningham
   ----------------------------------      ---------------------------------
Name Printed:  Philippe Pouletty, M.D.     Pat E. Cunningham
Title Printed: Chairman and CEO            Vice President, Pharmaceuticals Group

Date:  June 8, 2000                        Date:  June 8, 2000

                                    EXHIBIT A

                             PRODUCT SPECIFICATIONS

                            NALTREXONE BASE ANHYDROUS

ITEM CODE:                                  [******]

FORMULA:                                    [******]

CAS REGISTRY No.:                           [******]

MOLECLLNIZ WEIGHT:                          [******]

APPEARANCE:                                 [******]

IDENTIFICATION:                             [******]

WATER CONTENT:                              [******]

TITRATION ASSAY:                            [******]

HEAVY METALS:                               [******]

RELATED SUBSTANCES:                         [******]

                                            [******] [******] [******] [******]

                                            [******]

HPLC ASSAY:                                 [******]

BIO-BURDEN/ENDOTOXIN LIMITS:

                                            DrugAbuse Sciences as part of our
                                            scale up and R&D efforts will be
                                            determining [******]. These limits
                                            will be based on the process and
                                            agreed upon by the parties at a
                                            later date.

                                    EXHIBIT B

                               EUROPEAN COUNTRIES

France
Germany
Italy
Netherlands
Norway
Portugal
Spain
Sweden
Switzerland
United Kingdom